   As filed with the Securities and Exchange Commission on February 13, 2003.
                                                               File No. 33-48266
                                                                       811-04613
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                Pre-Effective Amendment No.                  [ ]
                Post-Effective Amendment No.  17             [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                Amendment No.  5                             [X]

                        FORTIS BENEFITS INSURANCE COMPANY
                               VARIABLE ACCOUNT C
                           (Exact Name of Registrant)

                        FORTIS BENEFITS INSURANCE COMPANY
                               (Name of Depositor)

                               500 Bielenberg Drive
                            Woodbury, Minnesota 55125
                   (Address of Depositor's Principal Offices)

                                 (860) 843-6733
               (Depositor's Telephone Number, Including Area Code)

                               Marianne O'Doherty
                         Hartford Life Insurance Company
                                  P.O. Box 2999
                             Hartford, CT 06104-2999
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

      ___  immediately upon filing pursuant to paragraph (b) of Rule 485
      ___  on ____________, pursuant to paragraph (b) of Rule 485
      _X_ 60 days after filing pursuant to paragraph (a)(1) of Rule 485 ___ on ____________, pursuant to paragraph (a)(1) of Rule 485
      ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FORTIS WALL STREET SERIES VUL 500
FLEXIBLE PREMIUM INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES
FORTIS BENEFITS INSURANCE COMPANY
MAILING ADDRESS:                                       STREET ADDRESS:
P.O. BOX 64284                                         500 BIELENBERG DRIVE
ST. PAUL, MN 55164                                     WOODBURY, MN 55125
TELEPHONE: 1-800-800-2000 EXT. 3028


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This Prospectus describes information you should know before you purchase Fortis Wall Street Series VUL 500 variable life insurance. Please read it carefully.



Fortis Wall Street Series VUL 500 is a flexible premium variable life insurance policy. It is:



x Flexible premium, because you may add payments to your policy after the first payment.



x Variable, because the value of your life insurance policy will fluctuate with the performance of the underlying funds.

--------------------------------------------------------------------------------


The following Sub-Accounts are available under the policy:



- HARTFORD ADVISERS HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Advisers HLS Fund of Hartford Series Fund, Inc.



- HARTFORD BLUE CHIP STOCK HLS FUND SUB-ACCOUNT (formerly T. Rowe Price -- Blue Chip Stock Series) which purchases Class IA shares of Hartford Blue Chip Stock HLS Fund of Hartford HLS Series Fund II, Inc. (formerly Blue Chip Stock
  Series of Fortis Series Fund, Inc.)



- HARTFORD BOND HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Bond HLS Fund of Hartford Series Fund, Inc.



- HARTFORD CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Capital Appreciation HLS Fund of Hartford
  Series Fund, Inc.



- HARTFORD CAPITAL OPPORTUNITIES HLS FUND SUB-ACCOUNT (formerly MFS -- Capital Opportunities Series) which purchases Class IA shares of Hartford Capital Opportunities HLS Fund of Hartford HLS Series Fund II, Inc. (formerly Capital Opportunities Series of Fortis Series Fund, Inc.)



- HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT (formerly Global Growth Series) which purchases Class IA shares of Hartford Global Leaders HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GROWTH AND INCOME HLS FUND SUB-ACCOUNT (formerly Growth & Income Series) which purchases Class IA shares of Hartford Growth and Income HLS Fund of Hartford HLS Series Fund II, Inc.



- HARTFORD GROWTH OPPORTUNITIES HLS FUND SUB-ACCOUNT (formerly Growth Stock Series) which purchases Class IA shares of Hartford Growth Opportunities HLS Fund of Hartford HLS Series Fund II, Inc. (formerly Growth Stock Series of Fortis Series Fund, Inc.)



- HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT (formerly High Yield Series) which purchases Class IA shares of Hartford High Yield HLS Fund of Hartford Series Fund, Inc.



- HARTFORD INDEX HLS FUND SUB-ACCOUNT (formerly S&P 500 Index Series) which purchases Class IA shares of Hartford Index HLS Fund of Hartford
  Series Fund, Inc.



- HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford International Opportunities HLS Fund of Hartford Series Fund, Inc.



- HARTFORD INTERNATIONAL STOCK HLS FUND SUB-ACCOUNT (formerly Lazard Freres -- International Stock Series) which purchases Class IA shares of Hartford International Stock HLS Fund of Hartford HLS Series Fund II, Inc. (formerly International Stock Series of Fortis Series Fund, Inc.)



- HARTFORD LARGE CAP GROWTH HLS FUND SUB-ACCOUNT (formerly Alliance -- Large Cap Growth Series) which purchases Class IA shares of Hartford Large Cap Growth HLS Fund of Hartford HLS Series Fund II, Inc. (formerly Large Cap Growth Series of Fortis Series Fund, Inc.)



- HARTFORD MID CAP STOCK HLS FUND SUB-ACCOUNT (formerly Dreyfus -- Mid Cap Stock Series) which purchases Class IA shares of Hartford Mid Cap Stock HLS Fund of Hartford HLS Series Fund II, Inc. (formerly Mid Cap Stock Series of Fortis Series Fund, Inc.)

- HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT (formerly Money Market Series) which purchases Class IA shares of Hartford Money Market HLS Fund of Hartford Series Fund, Inc.



- HARTFORD MULTISECTOR BOND HLS FUND SUB-ACCOUNT (formerly AIM -- Multisector Bond Series) which purchases Class IA shares of Hartford Multisector Bond HLS Fund of Hartford HLS Series Fund II, Inc. (formerly Multisector Bond
  Series of Fortis Series Fund, Inc.)



- HARTFORD SMALL CAP GROWTH HLS FUND SUB-ACCOUNT (formerly Aggressive Growth Series) which purchases Class IA shares of Hartford Small Cap Growth HLS Fund of Hartford HLS Series Fund II, Inc. (formerly Aggressive Growth Series of Fortis Series Fund, Inc.)



- HARTFORD SMALL CAP VALUE HLS FUND SUB-ACCOUNT (formerly Berger -- Small Cap Value Series) which purchases Class IA shares of Hartford Small Cap Value HLS Fund of Hartford HLS Series Fund II, Inc. (formerly Small Cap Value Series of Fortis Series Fund, Inc.)



- HARTFORD STOCK HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Stock HLS Fund of Hartford Series Fund, Inc.



- HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND SUB-ACCOUNT (formerly U.S. Government Securities Series) which purchases Class IA shares of Hartford U.S. Government Securities HLS Fund of Hartford HLS Series Fund II, Inc. (formerly
  U. S. Government Securities Series of Fortis Series Fund, Inc.)



- HARTFORD VALUE OPPORTUNITIES HLS FUND SUB-ACCOUNT (formerly Value Series) which purchases Class IA shares of Hartford Value Opportunities HLS Fund of Hartford HLS Series Fund II, Inc. (formerly Value Series of Fortis
  Series Fund, Inc.)



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



The policy may not be available for sale in all states.



This prospectus can also be obtained from the Securities and Exchange Commission's website (HTTP://WWW.SEC.GOV).



This life insurance policy IS NOT:



 -  a bank deposit or obligation;



 -  federally insured; or



 -  endorsed by any bank or governmental agency.

--------------------------------------------------------------------------------

PROSPECTUS DATED: MAY 1, 2003

FORTIS BENEFITS INSURANCE COMPANY                                              3
--------------------------------------------------------------------------------


TABLE OF CONTENTS



                                                                PAGE
----------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                     4
----------------------------------------------------------------------
FEE TABLES                                                        5
----------------------------------------------------------------------
ABOUT US                                                          8
----------------------------------------------------------------------
  Fortis Benefits Insurance Company                               8
----------------------------------------------------------------------
  Variable Account C                                              8
----------------------------------------------------------------------
  The Funds                                                       8
----------------------------------------------------------------------
  The Fixed Account                                              10
----------------------------------------------------------------------
CHARGES AND DEDUCTIONS                                           10
----------------------------------------------------------------------
YOUR POLICY                                                      12
----------------------------------------------------------------------
PREMIUMS                                                         14
----------------------------------------------------------------------
DEATH BENEFITS AND POLICY VALUES                                 16
----------------------------------------------------------------------
MAKING WITHDRAWALS FROM YOUR POLICY                              17
----------------------------------------------------------------------
LOANS                                                            17
----------------------------------------------------------------------
LAPSE AND REINSTATEMENT                                          18
----------------------------------------------------------------------
TAXES                                                            19
----------------------------------------------------------------------
LEGAL PROCEEDINGS                                                23
----------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS                                        24
----------------------------------------------------------------------
WHERE YOU CAN FIND MORE INFORMATION                              25
----------------------------------------------------------------------

4                                              FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------


SUMMARY OF BENEFITS AND RISKS



BENEFITS OF YOUR POLICY



FLEXIBILITY -- The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.



DEATH BENEFIT -- While the policy is inforce and when the insured dies, we pay a death benefit to your beneficiary. You select one of two death benefit options:



 -  Level Option ("Option A"): The death benefit equals the current Face Amount.



 - Return of Policy Value Option ("Option B"): The death benefit is the current Face Amount plus the Policy Value of your policy.



The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your policy under certain circumstances.



DEATH BENEFIT GUARANTEE -- Generally, your death benefit coverage will last as long as there is enough value in your policy to pay for the monthly charges we deduct. Since this is a variable life policy, values of your policy will fluctuate based on the performance of the underlying investment options you have chosen. Without the Death Benefit Guarantee your policy will lapse if the value of your policy is insufficient to pay your monthly charges. However, when the Death Benefit Guarantee feature is in effect, the policy will not lapse, regardless of the investment performance of the underlying funds.



INVESTMENT OPTIONS -- You may invest in a variety of investment options and a Fixed Account. You may transfer money among your investment choices, subject to restrictions.



PREMIUM PAYMENTS -- You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the policy. You may change your planned premium, or pay additional premiums any time, subject to certain limitations.



RIGHT TO EXAMINE YOUR POLICY -- For 10 days after you receive your policy, you may cancel it without paying a sales charge. A longer period is provided in some states.



WITHDRAWALS -- You may take money out of your policy once per year after the first policy year, subject to certain minimums. (See "Risks of Your Policy," below).



LOANS -- You may take a loan on the policy. The policy secures the loan.



SETTLEMENT OPTIONS -- You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.



OPTIONAL COVERAGE -- You may add other coverages to your policy. See "Your Policy -- Other Benefits."



RISKS OF YOUR POLICY



INVESTMENT PERFORMANCE -- The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. You should read the prospectuses for the Funds for information about the risks of each investment option.



UNSUITABLE FOR SHORT-TERM SAVINGS -- The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period.



RISK OF LAPSE -- Your policy could terminate if the value of the policy becomes too low to support the policy's monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.



WITHDRAWAL LIMITATIONS -- You are limited to one withdrawal per year after the first policy year. Withdrawals will reduce your policy's death benefit, and may be subject to a surrender charge.



TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.



LOANS -- Taking a loan from your policy may increase the risk that your policy will lapse, will have a permanent effect on the policy's Policy Value, and will reduce the death proceeds.



ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. Under certain circumstances (usually if you prefund future benefits in seven years or less), your policy may become a modified endowment policy under federal tax law. If these circumstances were to occur, loans and other pre-death distributions are includable in gross income on an income first basis, and may be subject to a 10% penalty (unless you have attained age
59 1/2). You should consult with a tax adviser before taking steps that may affect whether your policy becomes a modified endowment policy. There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding. See "Taxes."

FORTIS BENEFITS INSURANCE COMPANY                                              5
--------------------------------------------------------------------------------


FEE TABLES



The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.



TRANSACTION FEES




        CHARGE            WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
Sales Charge (1)          Through monthly and       7.5% of each premium payment.
                          daily deductions from
                          Policy Value.
Premium Tax Charge (1)    Through monthly and       Maximum Charge:
                          daily deductions from     2.5% of each premium payment
                          Policy Value              Current Charge:
                                                    2.2% of each premium payment
Surrender Charge          If your policy lapses     Maximum Charge:
                          or is surrendered         $40.00 per $1,000 of Face Amount
                          during the first 11
                          policy years, or during
                          the first 11 years
                          after any requested
                          increase in Face Amount
Transaction Fee           When you make a           Maximum Charge:
                          withdrawal or a           Lesser of $25 or 2% per
                          transfer between          transaction.
                          investment options.       Current Charge:
                                                    $0 per transaction.
Loan Interest Rate (2)    Annually in advance if    6.10%
                          you have taken a loan
                          on your policy.



(1) Currently we assess both the sales charge and the premium tax charge through a monthly deduction of $4.00 from your Policy Value, and a daily deduction at an annual rate of 0.27% of your Policy Value invested in the Sub-Accounts. We reserve the right to take up to 2.5% for Premium tax directly from the premium paid. If taken from the premium, the amount taken through monthly and daily deductions will be reduced by a corresponding amount.



(2) Loan Accounts are credited with interest at an annual rate of 4.0%.



The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.



ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES




        CHARGE            WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
Cost of Insurance         Monthly.                  Minimum Charge:
Charges (1)                                         $0.84 per $1,000 of amount of
                                                    risk
                                                    Maximum Charge:
                                                    $1,000 per $1,000 of amount of
                                                    risk
                                                    Charge for representative
                                                    insured:
                                                    $3.10 per $1,000 of amount of
                                                    risk
Monthly Administrative    Monthly.                  Maximum Charge:
Charge                                              $7.50 plus $0.13 per $1,000 of
                                                    Face Amount
                                                    Current Charge:
                                                    $4.50
Guaranteed Death          Monthly.                  $0.01 per $1,000 of Face Amount
Benefit Charge
Mortality and Expense     Daily.                    0.90% annually of Policy Value
Risk Charge                                         invested in the Sub-Accounts.
Policy Value Advances     Monthly.                  $4.00 per month plus a daily
Recovery Charge                                     deduction at an annual rate of
                                                    0.27% of Policy Value invested
                                                    in the Sub-Accounts.
Waiver of Selected        Monthly.                  Minimum Charge:
Amount Rider (1)                                    $2.33 per $1,000 of selected
                                                    amount
                                                    Maximum Charge:
                                                    $24.10 per $1,000 of selected
                                                    amount
                                                    Charge for representative
                                                    insured:
                                                    $3.94 per $1,000 of selected
                                                    amount
Waiver of Monthly         Monthly.                  Minimum Charge:
Deduction Rider (1)                                 $0.09 per $1,000 of amount at
                                                    risk
                                                    Maximum Charge:
                                                    $7.39 per $1,000 of amount at
                                                    risk
                                                    Charge for representative
                                                    insured:
                                                    $0.33 per $1,000 of amount at
                                                    risk
Additional Insured        Monthly.                  Minimum Charge:
Rider (1)                                           $0.39 per $1,000 of benefit
                                                    Maximum Charge:
                                                    $326.09 per $1,000 of benefit
                                                    Charge for representative
                                                    insured:
                                                    $1.25 per $1,000 of benefit

6                                              FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------



        CHARGE            WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
Primary Insured           Monthly.                  Minimum Charge:
Rider (1)                                           $0.54 per $1,000 of benefit
                                                    Maximum Charge:
                                                    $326.09 per $1,000 of benefit
                                                    Charge for representative
                                                    insured:
                                                    $1.10 per $1,000 of benefit
Child Insurance Rider     Monthly.                  Maximum and Current Charge:
                                                    $6.50 per $1,000 of benefit
Accelerated Benefit       At the time of receipt    Maximum Charge:
Rider                     of a benefit. Charge is   10% interest discount plus $300
                          an interest discount of   Current Charge:
                          the accelerated benefit   5.27% interest discount plus $50
                          plus an administrative
                          charge.



(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration.

FORTIS BENEFITS INSURANCE COMPANY                                              7
--------------------------------------------------------------------------------


The next two tables describe the Fund fees and expenses that you will pay periodically during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.



                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                                              MINIMUM    MAXIMUM
---------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           0.43%      1.16%
---------------------------------------------------------------------------------



                         ANNUAL FUND OPERATING EXPENSES
                           AS OF THE FUND'S YEAR END
                        (As a percentage of net assets)



                                                                                      TOTAL FUND
                                                              MANAGEMENT    OTHER     OPERATING
                                                                 FEES      EXPENSES    EXPENSES
------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                                      0.63%       0.03%       0.66%
------------------------------------------------------------------------------------------------
Hartford Blue Chip Stock HLS Fund                               0.87%       0.05%       0.92%
------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                          0.48%       0.03%       0.51%
------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund                          0.63%       0.05%       0.68%
------------------------------------------------------------------------------------------------
Hartford Capital Opportunities HLS Fund                         0.90%       0.26%       1.16%
------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund                                0.74%       0.07%       0.81%
------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund                             0.75%       0.04%       0.79%
------------------------------------------------------------------------------------------------
Hartford Growth Opportunities HLS Fund                          0.61%       0.04%       0.65%
------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                                    0.77%       0.04%       0.81%
------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                                         0.40%       0.03%       0.43%
------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund                   0.70%       0.11%       0.81%
------------------------------------------------------------------------------------------------
Hartford International Stock HLS Fund                           0.84%       0.10%       0.94%
------------------------------------------------------------------------------------------------
Hartford Large Cap Growth HLS Fund                              0.90%       0.05%       0.95%
------------------------------------------------------------------------------------------------
Hartford Mid Cap Stock HLS Fund                                 0.90%       0.12%       1.02%
------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                                  0.45%       0.03%       0.48%
------------------------------------------------------------------------------------------------
Hartford Multisector Bond HLS Fund                              0.75%       0.11%       0.86%
------------------------------------------------------------------------------------------------
Hartford Small Cap Growth HLS Fund                              0.63%       0.05%       0.68%
------------------------------------------------------------------------------------------------
Hartford Small Cap Value HLS Fund                               0.89%       0.07%       0.96%
------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                                         0.72%       0.04%       0.76%
------------------------------------------------------------------------------------------------
Hartford U.S. Government Securities HLS Fund                    0.47%       0.04%       0.51%
------------------------------------------------------------------------------------------------
Hartford Value Opportunities HLS Fund                           0.68%       0.05%       0.73%
------------------------------------------------------------------------------------------------

8                                              FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------


ABOUT US



FORTIS BENEFITS INSURANCE COMPANY



Fortis Benefits Insurance Company ("Fortis") is the issuer of the policies. Fortis is a Minnesota corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis is an indirectly wholly owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis N.V. and 50% by Fortis FA/NV. Fortis, Inc. manages the United States operations for these two companies.



Fortis N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis FA/NV is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis N.V. and Fortis FA/ NV have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking, financial services, and real estate development in the Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.



On April 1, 2001, Fortis, Inc., the parent company of Fortis entered into an agreement with Hartford Life and Annuity Insurance Company ("Hartford") to co-insure the obligations of Fortis under the policies and to provide administration for the policies. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.



                                FORTIS' RATINGS



                                     EFFECTIVE DATE
           RATING AGENCY               OF RATING     RATING            BASIS OF RATING
------------------------------------------------------------------------------------------------
 A.M. Best and Company, Inc.             9/26/01       A     Financial Strength
------------------------------------------------------------------------------------------------
 Standard & Poor's                       9/20/01      AA-    Financial Security Characteristics
------------------------------------------------------------------------------------------------



These ratings apply to Fortis' ability to meet its obligations under the policy. The ratings do not apply to the Separate Account or the underlying Funds.



VARIABLE ACCOUNT C



The Sub-Accounts are subdivisions of our separate account, called Variable Account C. The Separate Account exists to keep your life insurance policy assets separate from our company assets. As such, the investment performance of the Separate Account is independent from the investment performance of our other assets. Our other assets are utilized to pay you insurance obligations under the policy. Your assets in the Separate Account are held exclusively for your benefit and may not be used for any of our other liabilities.



THE FUNDS



The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.



We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are described in the prospectuses for the Funds, which are attached to this Prospectus, and the Funds' Statements of Additional Information, which may be ordered from us. You should read the following investment objectives and the prospectuses for each of the Funds listed below for detailed information about each Fund before investing. The Funds may not be available in all states.



You may also allocate some or all of your premium payments to the "Fixed Account," which pays a declared interest rate. See "The Fixed Account."



HARTFORD ADVISERS HLS FUND (formerly Asset Allocation Series) -- Seeks maximum long-term total return. Sub-advised by Wellington Management.



HARTFORD BLUE CHIP STOCK HLS FUND (formerly Blue Chip Stock Series) -- Seeks long-term growth of capital. Current income is a secondary objective. Sub-advised by T. Rowe Price Associates, Inc.



HARTFORD BOND HLS FUND (formerly Diversified Income Series) -- Seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies, by investing primarily in debt securities. Sub-advised by HIMCO.



HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation. Sub-advised by Wellington Management.



HARTFORD CAPITAL OPPORTUNITIES HLS FUND (formerly Capital Opportunities Series) -- Seeks capital appreciation. Sub-advised by Massachusetts Financial Services, Inc.



HARTFORD GLOBAL LEADERS HLS FUND (formerly Global Growth Series) -- Seeks growth of capital by investing primarily in stocks issued by companies worldwide. Sub-advised by Wellington Management.



HARTFORD GROWTH AND INCOME HLS FUND (formerly Growth & Income Series) -- Seeks growth of capital and current income by investing primarily in stocks with earnings growth potential and steady or rising dividends. Sub-advised by Wellington Management.

FORTIS BENEFITS INSURANCE COMPANY                                              9
--------------------------------------------------------------------------------


HARTFORD GROWTH OPPORTUNITIES HLS FUND (formerly Growth Stock Series) -- Seeks long-term capital appreciation. Sub-advised by Wellington.



HARTFORD HIGH YIELD HLS FUND (formerly High Yield Series) -- Seeks high current income by investing in non-investment grade debt securities. Growth of capital is a secondary objective. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please read the prospectus for this Fund. Sub-advised by HIMCO.



HARTFORD INDEX HLS FUND (formerly S&P 500 Index) -- Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate. Sub-advised by HIMCO.



HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital by investing primarily in stocks issued by non-U.S. companies. Sub-advised by Wellington Management.



HARTFORD INTERNATIONAL STOCK HLS FUND (formerly International Stock
Series) -- Seeks long-term capital appreciation. Sub-advised by Lazard Asset Management.



HARTFORD LARGE CAP GROWTH HLS FUND (formerly Large Cap Growth Series) -- Seeks long-term growth of capital. Sub-advised by Alliance Capital Management Company.



HARTFORD MID CAP STOCK HLS FUND (formerly Mid Cap Stock Series) -- Seeks total investment returns, including capital appreciation and income that consistently outperform the Standard & Poor's 400 MidCap Index ("S&P MidCap"). Sub-advised by The Dreyfus Corporation.



HARTFORD MONEY MARKET HLS FUND (formerly Money Market Series) -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.



HARTFORD MULTISECTOR BOND HLS FUND (formerly Multisector Bond Series) -- Seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. Sub-advised by A I M Capital Management, Inc.



HARTFORD SMALL CAP GROWTH HLS FUND (formerly Aggressive Growth Series) -- Seeks to maximize short and long-term capital appreciation. Sub-advised by Wellington.



HARTFORD SMALL CAP VALUE HLS FUND (formerly Small Cap Value Series) -- Seeks capital appreciation. Sub-advised by Berger, LLC.



HARTFORD STOCK HLS FUND -- Seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in stocks. Sub-advised by Wellington Management.



HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND (formerly U.S. Government Securities Series) -- Seeks to maximize total return while providing a high level of current income consistent with prudent investment risk. Sub-advised by HIMCO.



HARTFORD VALUE OPPORTUNITIES HLS FUND (formerly Value Series) -- Seeks short and long term capital appreciation. Sub-advised by Wellington.



INVESTMENT ADVISERS -- Hartford HLS Funds are sponsored and administered by Hartford. Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford High Yield HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, and Hartford Stock HLS Fund are series of Hartford Series Fund, Inc., which is a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.



Hartford HLS Series Fund II, Inc. is a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company. Hartford U.S. Government Securities HLS Fund, Hartford Multisector Bond HLS Fund, Hartford International Stock HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Blue Chip Stock HLS Fund, Hartford Large Cap Growth HLS Fund, Hartford Mid Cap Stock HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Small Cap Value HLS Fund and Hartford Small Cap Growth HLS Fund are series of the Hartford HLS Series Fund II, Inc., which is a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.



HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to the Funds.



Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small Cap Growth HLS Fund, Hartford Stock HLS Fund, and Hartford Value Opportunities HLS Fund, are sub-advised by Wellington Management Company, LLP ("Wellington").



Hartford Bond HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, and Hartford U.S. Government Securities HLS Fund, are sub-advised by Hartford Investment Management Company ("HIMCO").



Hartford Multisector Bond HLS Fund and Hartford Blue Chip Stock II HLS Fund are sub-advised by A I M Capital Management, Inc.



Hartford International Stock HLS Fund is sub-advised by Lazard Asset Management.



Hartford Blue Chip Stock HLS Fund is sub-advised by T. Rowe Price
Associates, Inc.



Hartford Capital Opportunities HLS Fund is sub-advised by Massachusetts Financial Services Company.



Hartford Large Cap Growth HLS Fund is sub-advised by Alliance Capital Management L.P.

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10                                             FORTIS BENEFITS INSURANCE COMPANY
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Hartford Mid Cap Stock HLS Fund is sub-advised by The Dreyfus Corporation.



Hartford Small Cap Value HLS Fund is sub-advised by Berger LLC, which has contracted with Perkins, Wolf, McDonnell & Company to provide day-to-day investment management for the Series.



The shares of each Hartford HLS Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this Contract.



MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the prospectuses for the Funds.



VOTING RIGHTS -- For Sub-Accounts in which you have invested, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to vote the shares held for your benefit by those Sub-Accounts. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions.



THE FIXED ACCOUNT



You may allocate amounts to the Fixed Account. The Fixed Account is not a part of the Separate Account, but is a part of our general assets. As such, the Fixed Account (and this description of the Fixed Account) is not subject to the same securities laws as the Separate Account.



The Fixed Account credits at least 4% per year. We are not obligated to, but may, credit more than 4% per year. If we do, such rates are determined at our sole discretion. You assume the risk that, at any time, the Fixed Account may credit no more than 4%.



CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------


DEDUCTIONS FROM PREMIUM



Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we may deduct a percentage from your premium for a sales charge and a premium tax charge. The amount allocated after the deductions is called your Net Premium.



SALES CHARGE AND PREMIUM TAX CHARGE -- The current and maximum sales charge is 7.5% of premium. The current premium tax charge is 2.2% of premium, and the maximum premium tax charge that we may assess is 2.5% of premium. However, currently we assess both the sales charge and the premium tax charge through a monthly deduction of $4.00 from your Policy Value, and a daily deduction at an annual rate of 0.27% of your Policy Value invested in the Sub-Accounts. The monthly and daily deductions, however, are not made to the extent that the cumulative amount of the deductions exceed 9.7% of premium (or 10% if the premium tax charge is raised to its 2.5% maximum). Any sales charge or premium tax charge not recovered at the time of a surrender may be deducted as part of the surrender charge discussed below.



We will temporarily stop these periodic deductions if we are making a similar deduction to recover Policy Value advances made to you. Once we have recovered the Policy Value advances, we will resume the periodic deductions until the premium tax charge and sales charge are fully paid.



DEDUCTIONS FROM POLICY VALUE



MONTHLY DEDUCTION AMOUNTS -- Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:



- the portion of premium tax and sales charge deducted monthly;



- the charge for the cost of insurance;



- the monthly administrative charge;



- the guaranteed death benefit charge;



- any charges for additional benefits provided by rider.



Each Monthly Deduction Amount will be deducted pro rata from the Fixed Account and each of the Sub-Accounts, unless you instruct us otherwise. The Monthly Deduction Amount will vary from month to month.



SALES CHARGE AND PREMIUM TAX CHARGE -- We deduct a portion of the sales charge and premium tax charge as a monthly deduction from your Policy Value. See "Deductions from Premium."



COST OF INSURANCE CHARGE -- The charge for the cost of insurance equals:



(i)  the monthly cost of insurance rate per $1,000, multiplied by



(ii) the amount at risk, divided by



(iii) $1,000.

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FORTIS BENEFITS INSURANCE COMPANY                                             11
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On any Monthly Activity Date, the amount at risk equals the Death Benefit divided by 1.00327374, less the Policy Value on that date, prior to assessing the Monthly Deduction Amount.



Cost of insurance rates are based on the age, sex, and rate class of the insured. Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Substandard risks will be charged higher cost of insurance rates plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.



Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured's health.



Because your Policy Value and death benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your policy's amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, policy loans and changes to the Face Amount.



MONTHLY ADMINISTRATIVE CHARGE -- We deduct a monthly administrative charge from your Policy Value to compensate us for administrative costs of the policy. The current charge is $4.50 per month. The maximum charge is $7.50 per month plus $0.13 per $1,000 of Face Amount.



GUARANTEED DEATH BENEFIT CHARGE -- For the guaranteed death benefit, we charge $0.01 per $1,000 of Face Amount.



RIDER CHARGES -- If your policy includes riders, a charge applicable to the riders is made from the Policy Value each month. The charge applicable to these riders is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see "Your Policy -- Supplemental Benefits."



DAILY DEDUCTION AMOUNTS -- Each day we will deduct an amount from your Policy Value to pay for some of the benefits provided by your policy. These deductions are:



- the portion of sales charge and premium tax charge deducted daily;



- the mortality and expense risk charge.



SALES CHARGE AND PREMIUM TAX CHARGE -- We deduct a portion of the sales charge and premium tax charge as a daily deduction from your Policy Value. See "Deductions from Premium."



MORTALITY AND EXPENSE RISK CHARGE -- We deduct a daily charge for mortality and expense risk charge at an annual rate of 0.90% of your Policy Value invested in the Sub-Accounts.



The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Fortis may keep any difference between cost it incurs and the charges it collects.



SURRENDER CHARGE -- If your policy is surrendered or lapses during the first 11 policy years, or during the first 11 years after any requested increase in Face Amount, we assess a surrender charge.



The surrender charge is the sum of:



(1) Any portion of the premium tax and sales expense charges that have not yet been collected through periodic deductions;



(2) The other contingent deferred sales charges described below; and



(3) The charge for other policy (or increase) issuance expenses described below.



The entire surrender charge is subject to an overall upper limit shown in the table below. The table also shows the amount by which the limit is increased by a Face Amount increase which you request. The amount of the surrender charge limit depends on the Face Amount and the age of the insured person as follows:



                                   OVERALL LIMIT ON SURRENDER
INSURED PERSON'S AGE AT TIME OF  CHARGE PER THOUSAND DOLLARS OF
POLICY ISSUANCE OR FACE AMOUNT     FACE AMOUNT OR FACE AMOUNT
           INCREASE                         INCREASE
-------------------------------  ------------------------------
           25-30                            $9.00
           31-40                            $10.00
           41-45                            $12.00
           46-50                            $14.00
           51-55                            $16.00
           56-60                            $21.00
           61-65                            $28.00
        66 and above                        $40.00



Any amount of surrender charge decreases automatically by a constant amount each year beginning in the sixth year of its 11 year period referred to above until, in the twelfth year, it is zero.



CONTINGENT DEFERRED SALES CHARGE -- If your policy is surrendered or lapsed, we will impose a contingent deferred sales charge of 22% of the premiums that you paid in the first 2 policy years that do not exceed the sum of 12 recommended monthly minimum premiums. The contingent deferred sales charge is part of the surrender charge. If we increase the Face Amount of your policy upon your request, we will charge you an additional contingent deferred sales charge. If we decrease the Face Amount of your policy upon your request, we may decrease the contingent deferred sales charge. The contingent deferred sales charge will decrease beginning in the sixth year of its 11 year period and will be eliminated after the eleventh year.

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12                                             FORTIS BENEFITS INSURANCE COMPANY
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If your policy is surrendered or lapsed following an increase in the Face Amount of your policy upon your request, you will pay an additional contingent deferred sales charge. The maximum additional contingent deferred sales charge will be 22% of the lesser of (1) the sum of 12 recommended monthly minimum premiums for the Face Amount increase or (2) the amount of actual premiums payments for the Face Amount increase for 2 years following the increase. The additional contingent deferred sales charge will decrease beginning in the sixth year of its 11 year period and will be eliminated after the eleventh year.



OTHER POLICY ISSUANCE EXPENSES CHARGE -- We will charge you $5.00 per thousand dollars of your policy's initial face value if your policy is surrendered or lapsed before your twelfth policy year. The charge for other policy expenses is part of the surrender charge. If we increase the Face Amount of your policy upon your request, we will charge you an additional $5.00 per thousand dollars of the policy increase. This change will decrease beginning in the sixth year of its 11 year period and will be eliminated after the eleventh year.



POLICY VALUE ADVANCES RECOVERY CHARGE -- Starting at the end of your seventh policy year, you will receive credits to your account called policy value advances if your cumulative paid premiums meet specified requirements. While we currently do not do so, we reserve the right to recover the policy value advances that we paid into your account. If we chose to recover these advances, we would deduct $4.00 per month plus a daily deduction at an annual rate of .27% of your policy' net assets in the Separate Account. We would continue to make these deductions until we recovered the total policy value advances paid to your account.



TRANSACTION FEE -- We may charge a transaction fee of up to $25 for each withdrawal, although we have no current plans to do so. We may charge a transaction fee of $25 for each transfer between the Sub-Accounts and the Fixed Account, although we have no current plans to do so.



CHARGES FOR THE FUNDS



The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.



YOUR POLICY

--------------------------------------------------------------------------------


CONTRACT RIGHTS



POLICY OWNER, OR "YOU" -- As long as your policy is in force, you may exercise all rights under the policy while the insured is alive and no beneficiary has been irrevocably named.



BENEFICIARY -- You name the beneficiary in your application for the policy. You may change the beneficiary (unless irrevocably named) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the death benefit will be paid to you if living; or, otherwise, to your estate.



ASSIGNMENT -- You may assign your policy. Until you notify us in writing, no assignment will be effective against us. We are not responsible for the validity of any assignment.



STATEMENTS -- We will send you a statement at least once each year, showing:



(a) the current Policy Value, Cash Surrender Value and Face Amount;



(b) the premiums paid, monthly deduction amounts and any loans since your last statement;



(c) the amount of any Indebtedness;



(d) any notifications required by the provisions of your policy; and



(e) any other information required by the Insurance Department of the state where your policy was delivered.



CONTRACT LIMITATIONS



ALLOCATIONS TO SUB-ACCOUNTS AND THE FIXED ACCOUNT -- You may allocate amounts to a maximum of nineteen (19) different Sub-Accounts and the Fixed Account over the life of the policy. We may at any time limit the number of Sub-Accounts and the Fixed Account that you may use.



TRANSFERS OF POLICY VALUE -- You may transfer your Policy Value from one investment option to another. We reserve the right to restrict transfers, to limit the number and amount of transfers, or to impose charges upon transfers. If we limit the number of transfers, the limit will never be less than four transfers per policy year. However, if the value of the Fixed Account is less than $1,000, the entire amount may be transferred from the Fixed Account to the Separate Account.



TRANSFERS FROM/TO THE FIXED ACCOUNT -- You may only make one transfer out of the Fixed Account each year, and the transfer may not be for more than 50% of the Fixed Policy Value, excluding loans.



You may transfer all of your Policy Value to the Fixed Account only during the first two policy years or during the first two years after a requested increase in the Face Amount, or within 60 days after you are notified of any material change in the Sub-Accounts.



DEFERRAL OF PAYMENTS -- We may defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. If we defer payment for more than 30 days, we will pay you interest.

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FORTIS BENEFITS INSURANCE COMPANY                                             13
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QUALIFICATION OF LIFE INSURANCE -- We may increase the death benefit, limit a
Face Amount increase, return premium payments or send you a withdrawal to make sure the policy qualifies as life insurance.



CHANGES TO CONTRACT OR SEPARATE ACCOUNT



MODIFICATION OF POLICY -- The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.



SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.



CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.



SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Fortis and/or the Separate Account may result in a charge against the policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.



OTHER BENEFITS



SUPPLEMENTAL BENEFITS -- The following supplemental benefits are among the options that may be included in a policy by rider, subject to the restrictions and limitations set forth therein.



- DISABILITY RIDERS -- There are two disability benefit riders available. You can choose either a Waiver of Selected Amount rider which provides for a monthly payment to the Policy Value during disability, or a Waiver of Monthly Deductions rider which waives the monthly deduction during disability. You can choose only one of these two riders.



- WAIVER OF SELECTED AMOUNT RIDER-- We will pay a monthly premium in an amount you select, so long as the insured person is totally disabled (as defined in the rider). The minimum amount you can select is $25. The maximum amount is described in the rider, but is at least equal to the recommended monthly minimum premium for your policy (capped at the monthly recommended minimum premium for a $2 million dollar policy). See the rider for further details.



- WAIVER OF MONTHLY DEDUCTIONS RIDER -- We will waive all monthly charges under your policy and riders that we otherwise would deduct from your Policy Value, so long as the insured person is totally disabled (as defined in the rider). While we are paying benefits under this rider we will not permit you to request any increase in the Face Amount of your policy's coverage. Loan interest will not be paid for you under this rider, and the policy could, under certain circumstances, lapse for nonpayment of loan interest.



- ADDITIONAL INSURED RIDER -- We will provide term life insurance on the life of the insured person or on the life of one or more of the immediate family members of the insured person. When this rider covers a life other than the insured it is convertible to a variable universal life policy available for conversions, under our published rules at the time of conversion. If this rider covers the insured, it may be exchanged for a Face Amount increase in the same amount under the policy.



- PRIMARY INSURED RIDER -- We will provide term life insurance on the life of the insured person. This rider is available only when the policy is first issued. This rider is not convertible to another policy. However, you may exchange the coverage under the rider for a face amount increase in the same amount under the policy.



- CHILD INSURANCE RIDER -- We will provide term life insurance coverage on the eligible children of the insured person under the policy. This rider is convertible to individual life policies (except for term coverage) available for conversions, under our published rules at the time of conversion.



- ACCELERATED BENEFIT RIDER -- This rider provides for a benefit to be requested if the policy's insured person is diagnosed as having a terminal illness (as defined in the rider). The maximum amount you may accelerate under this rider prior to the insured person's death is $500,000. The accelerated payment will be discounted for twelve months' interest, and will be reduced by any outstanding policy loans. The interest rate discount will be equal to the lesser of (1) the rate set out by the Internal Revenue Code; (2) the statutory adjustable policy loan interest rate; or (3) 10%. There is no charge for this rider, but an administrative fee (not to exceed $300) will be charged at the time the benefit is paid. The accelerated benefit rider which forms a part of the Policy should be consulted for details regarding eligibility for, and the terms and limitations of, the benefit. We can also furnish further information about the amount of the benefit available to you under your policy.



TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS -- Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. You should consult a qualified tax adviser.



SETTLEMENT OPTIONS -- Proceeds under your policy may be paid in a lump sum or may be applied to one of our four settlement options. The minimum amount that may be placed under a settlement option is $5,000 (unless we consent to a lesser amount), subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. If a payment option is not selected, proceeds will be paid in a lump sum. Your beneficiary may choose a settlement.

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14                                             FORTIS BENEFITS INSURANCE COMPANY
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FIRST OPTION -- INTEREST INCOME



 - Payments of interest at the rate we declare (but not less than 3 1/2% per year) on the amount applied under this option.



SECOND OPTION -- INCOME OF FIXED AMOUNT



 - Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3 1/2% per year) is exhausted. The final payment will be for the balance remaining.



THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD



 - An amount payable monthly for the number of years selected, which may be from one to 30 years.



FOURTH OPTION -- LIFE INCOME



 - LIFE ANNUITY -- An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant.



 - LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.



Other arrangements for income payments may be agreed upon.



BENEFITS AT MATURITY -- The policy matures on the date of death of the insured, or if the insured reaches age 95, unless you exercise your option to extend the maturity date. This option is subject to individual state laws. If your Policy Value is at least $2,000, you may request in writing within six months prior to the maturity date that the maturity date be extended. If you extend the maturity date, you may not make any changes in the Face Amount or death benefit of the policy. You also may not make partial withdrawals that would reduce your Policy Value below $2,000. Additionally, you may only make premium payments if necessary to prevent your policy from lapsing.



If you extend the maturity date of your policy, the following occurs as of the original maturity date: (1) the guaranteed death benefit lapses and your death benefit will become the minimum death benefit; (2) no further Policy Value advances or cash value bonuses are given to you; (3) all riders except the accelerated benefit rider terminate; and (4) outstanding policy loans will be credited with interest at an effective annual rate of 3.85%.



CLASS OF PURCHASERS



REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain of the charges and deductions described above may be reduced for policies issued in connection with a specific plan, in accordance with our rules in effect as of the date the application for a policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria, e.g., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per policy vary, based on such factors as the size of the plan, the purposes for which policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.



PREMIUMS

--------------------------------------------------------------------------------


APPLICATION FOR A POLICY -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. The minimum Face Amount is $500,000. Policies generally will be issued only on the lives of insureds between the ages of 25 and 80 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent. At the time your policy is issued, the annual planned premium must be at least the greater of $10,000 or the 12 monthly recommended minimum premiums. The minimum initial premium must be at least two months planned premium if planned premiums are paid monthly, or if on a different premium frequency, must be at least equal to all monthly recommended minimum premiums to the next billing date.



Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. The policy date is the date used to determine all future cyclical transactions on the policy, such as the monthly activity date and policy years.



PREMIUM PAYMENT FLEXIBILITY -- You have considerable flexibility as to when and in what amounts you pay premiums under your policy.



Prior to policy issue, you choose a planned premium, within a range determined by us. Your planned premium is generally estimated premium which would keep your policy in force until the insured person reaches age 65 or for 5 policy years, if the insured person is older than age 60. We will send you premium notices for planned premiums. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premiums automatically deducted monthly from your checking account. The planned premiums and payment mode you select are shown on your policy's specifications page. You may change the planned premiums, subject to our minimum amount rules then in effect.

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After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Policy Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the monthly deduction amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, "Lapse and Reinstatement."



You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:



- The minimum premium that we will accept is $25 or the amount required to keep the policy in force.



- We reserve the right to refund any excess premiums that would cause the policy to fail to meet the definition of life insurance under the Internal Revenue Code.



- We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.



ALLOCATION OF PREMIUM PAYMENTS -- Your initial Net Premium will be allocated to the Fixed Account and/or the Sub-Accounts on the later of the policy date or the date we receive the initial premium payment. Your Net Premium will be allocated according to the premium allocation specified in your policy application



You may change your premium allocation upon request in writing. Subsequent Net Premiums will be allocated to the Fixed Account and the Sub-Accounts according to your most recent written instructions.



You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for your policy.



ACCUMULATION UNITS -- Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.



The number of accumulation units in each Sub-Account to be credited to a policy and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Policy Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Policy Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.



ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.



All valuations in connection with a policy, e.g., with respect to determining Policy Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment will be made on the date the request or payment is received by us at our administrative office, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.



POLICY VALUES -- Each policy will have an Policy Value. There is no minimum guaranteed Policy Value.



The Policy Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Policy Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.



A policy's Policy Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Policy Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy's Policy Value equals the policy's value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A policy's Cash Value is equal to the Policy Value less any applicable surrender charges. A policy's Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See "Accumulation Unit Values," above.



We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.



POLICY VALUE ADVANCES -- If you have met certain premium payment requirements, we will pay you Policy Value advances at the end of the seventh policy year, and at the end of each subsequent year, until the insured person reaches the age of
95. If you no longer meet the premium payment requirements, we will stop paying you Policy Value advances. You will meet the premium payment requirements if your total premiums paid to

16                                             FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

date (less policy loans and partial withdrawals) at least equal the total recommended monthly minimum premiums to date. For purposes of meeting the premium payment requirement at the end of the seventh policy year, premium payments made during that year in excess of 36 times the recommended monthly minimum premium at that time will be disregarded.



At the end of each policy year, we will allocate the Policy Value advances among the Fixed Account and your investment options on a pro rata basis unless you provide us with other instructions. We reserve the right to recover these Policy Value advances. The Policy Value advances are a percentage of the average recommended monthly minimum premium to date under the policy times 12.



                    CURRENT POLICY VALUE ADVANCE PERCENTAGES



                                                        POLICY YEARS 9
   AGE OF INSURED                                             AND
   PERSON AT ISSUE      POLICY YEAR 7   POLICY YEAR 8   LATER TO AGE 95
---------------------   -------------   -------------   ---------------
         0-60                  2%              6%              10%
        61-70                  5%              7%              10%
        71-80                  6%              6%               6%



We also reserve the right to reduce the Policy Value advances. If we intend to reduce the Policy Value advances, we will give you one year's notice. We will not reduce the policy value advance percentages below the following guaranteed percentages:



                  GUARANTEED POLICY VALUE ADVANCE PERCENTAGES



                                                        POLICY YEARS 9
   AGE OF INSURED                                        AND LATER TO
   PERSON AT ISSUE      POLICY YEAR 7   POLICY YEAR 8       AGE 95
---------------------   -------------   -------------   --------------
         0-60                  2%              6%             10%
        61-70                  2%              6%              7%
        71-80                  2%              5%              6%



Some states mandate how Policy Value advances are offered and guaranteed. Policy Value advances on policies issued in those states may differ from the Policy Value advances described above.



CASH VALUE BONUSES -- We will pay you a cash value bonus at the end of the ninth policy year, and at the end of each subsequent policy year until the insured person reaches the age of 95. We will allocate the cash value bonuses among the Fixed Account and your investment options on a pro rata basis unless you provide us with different instructions. The following table shows how the cash value bonuses are calculated:



                                            BONUS AS A
                          BONUS AS A        PERCENT OF
                          PERCENT OF      CASH SURRENDER
                        CASH SURRENDER    VALUE AT END OF
                        VALUE AT END OF   POLICY YEARS 20
CASH SURRENDER VALUE    POLICY YEARS 9     AND LATER TO
  ON DATE OF BONUS      AND THROUGH 19        AGE 95
---------------------   ---------------   ---------------
  Less than $50,000           0.00%             0.00%
 $50,000 to $299,999          0.10%             0.10%
$300,000 to $499,999          0.55%             0.55%
  $500,000 or more            0.55%             0.80%



Some states mandate the conditions, limitations and guarantees for cash value bonuses. Cash value bonuses on policies issued in those states may differ from the cash value bonuses described above.



DEATH BENEFITS AND POLICY VALUES

--------------------------------------------------------------------------------


DEATH BENEFIT -- Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the insured. Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of either insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period.



DEATH BENEFIT OPTIONS -- There are two death benefit options: the Level Death Benefit Option ("Option A"), or the Return of Policy Value Death Benefit Option ("Option B"). Subject to the minimum death benefit described below, the death benefit under each option is as follows:



1.  Under Option A, the current Face Amount.



2. Under Option B, the current Face Amount plus the Policy Value on the date we receive due proof of the insured's death.



DEATH BENEFIT OPTION CHANGES -- You may change your death benefit option. You must notify us of the change in writing. Any change will become effective on the Monthly Activity Date following the date we receive your request, or the date we approve any required evidence of insurability, if later. You may change
Option B to Option A. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change. You may change Option A to Option B. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, reduced by the then-current Policy Value.



MINIMUM DEATH BENEFIT -- Your policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Policy Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the policy year and the insured's issue age, sex (where unisex rates are not used) and insurance class, and the definition of life insurance chosen at issue.

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FORTIS BENEFITS INSURANCE COMPANY                                             17
--------------------------------------------------------------------------------


EXAMPLES OF MINIMUM DEATH BENEFIT:



                                    A          B
--------------------------------------------------------
 Face Amount                     $500,000   $500,000
--------------------------------------------------------
 Policy Value                    232,500    170,000
--------------------------------------------------------
 Specified Percentage               250%       250%
--------------------------------------------------------
 Death Benefit Option            Option A   Option A
--------------------------------------------------------



In Example A, the death benefit equals $581,250, i.e., the greater of $500,000 (the Face Amount) or $581,250 (the Policy Value at the date of death of $232,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.



In Example B, the death benefit is $500,000, i.e., the greater of $500,000 (the Face Amount) or $425,000 (the Policy Value of $170,000, multiplied by the specified percentage of 250%).



UNSCHEDULED INCREASES AND DECREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect.



All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. The minimum amount that you may increase your Face Amount is currently $5,000.



A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. The remaining Face Amount must be at least $500,000, or, if greater, the minimum amount that the tax law requires.



CHARGES AND CONTRACT VALUES -- Your contract values decrease due to the deduction of policy charges. Contract values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your Policy Value may have an effect on your death benefit. If your contract lapses, the contract terminates and no death benefit will be paid.



MAKING WITHDRAWALS FROM YOUR POLICY

--------------------------------------------------------------------------------


SURRENDER -- Provided your policy has a Cash Surrender Value, you may surrender your policy to us. In such case you may be subject to a surrender charge, see "Surrender Charge." We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date of your request for surrender, or the date you request to have your policy surrendered, if later.



WITHDRAWALS -- Once each year after the first policy year, you may withdraw part of your policy's Cash Surrender Value. Withdrawals may be subject to a surrender charge, see "Surrender Charge." You may request a withdrawal in writing. No withdrawals are permitted that would reduce the policy's Face Amount below $400,000. If the death benefit option then in effect is Option A, the Face Amount will be reduced by the amount of any partial withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the Fixed Account and the Sub-Accounts. We will not permit a withdrawal if it would cause your policy to fail to qualify as life insurance under the tax laws.



Also, during the second policy year, withdrawals are allowed only if the 12 minimum monthly premiums have been paid. A similar restriction applies after a requested increase in your Face Amount.



RIGHT TO EXAMINE A POLICY -- You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your free look period. Your free look period begins on the day you get your policy and ends ten days after you get it (or longer in some states). In such event, the policy will be rescinded and we will pay an amount equal to the greater of the premiums paid for the policy less any Indebtedness or the sum of: i) the Policy Value less any Indebtedness, on the date the returned policy is received by us or the agent from whom it was purchased; and, ii) any deductions under the policy or charges associated with the Separate Account. If your policy is replacing another policy, your free look period and the amount paid to you upon the return of your policy vary by state.



LOANS

--------------------------------------------------------------------------------


AVAILABILITY OF LOANS -- At any time while the policy is in force, you may borrow against the policy by assigning it as sole security to us. Any new loan taken together with any existing Indebtedness may not exceed 90% of the Cash Surrender Value on the date we grant a loan. You may borrow 100% of the Cash Surrender Value after the 12th policy year, or the insured's age 70, if later.



Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.



If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the policy will then go into default. See "Lapse and Reinstatement."



LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your policy is in force and the insured is alive. The

18                                             FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated.



EFFECT OF LOANS ON POLICY VALUE -- A loan, whether or not repaid, will have a permanent effect on your Policy Value. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Policy Value is likely to be. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Policy Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, then your Policy Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.



CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an effective annual rate of 4.0%.



INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the Indebtedness at the policy loan rate of not more than 6.97%. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, any difference between the value of the Loan Account and the Indebtedness will be transferred on each Monthly Activity Date from the Fixed Account and Sub-Accounts to the Loan Account on a pro rata basis.



REDUCED INTEREST RATE -- For Policy Loans. After the policy has been in force for two years, we will charge you a reduced interest rate of 3.85% on one policy loan of up to 10% of the surrender value in each policy year if (1) the surrender value is at least $50,000 or (2) the policy has been in force for 12 years. The 10% limitation is raised to 15% for such loans obtained in policy years in which the insured is 59 1/2 or older.



LAPSE AND REINSTATEMENT

--------------------------------------------------------------------------------


The policy will go into default on any Monthly Activity Date if the Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount.



If the policy goes into default, we will send you a lapse notice warning you that the policy is in danger of terminating. That lapse notice will tell you the minimum premium required to keep the policy from terminating. This minimum premium equals the amount to pay three Monthly Deduction Amounts as of the day the policy grace period began. That notice will be mailed both to you on the first day the policy goes into default, at your last known address, and to any assignee of record.



GRACE PERIOD -- We will keep your policy inforce for the 61 day period following the date your policy goes into default. We call that period the policy Grace Period. However, if we have not received the required premiums (specified in your lapse notice) by the end of the policy Grace Period, the policy will terminate. If the insured dies during the Grace Period, we will pay the death benefit.



DEATH BENEFIT GUARANTEE -- The policy will remain in force at the end of the policy Grace Period as long as the Death Benefit Guarantee is available, as described below.



The Death Benefit Guarantee is available so long as:



(a) the policy is in the Death Benefit Guarantee Period; and



(b) on each Monthly Activity Date during that period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, equal or exceed an amount known as the monthly recommended minimum premium.



The monthly recommended minimum premium is the premium required to maintain the Death Benefit Guarantee. The monthly recommended minimum premium will increase if you take any withdrawals, loans, add any riders, or increase your Face Amount. The monthly recommended minimum premium will decrease if you terminate any riders or decrease your Face Amount. We will send you an amended schedule page of your new monthly recommended minimum premium.



If the insured person is younger than 60 years old at the time your policy is issued, the guarantee period is the lesser of 12 years or until age 65. If the insured person is between the ages of 60 to 70 at the time your policy is issued, the guarantee period is for five years. If the insured person is older than 70 years old from the date your policy is issued, the guarantee is for the greater of two years or until age 75. The death benefit guarantee is not available in all states, and the guarantee period may be shorter in some states due to state limitations.



DEATH BENEFIT GUARANTEE GRACE PERIOD -- If, on each Monthly Activity Date during the Death Benefit Guarantee Period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, do not equal or exceed the cumulative monthly recommended minimum premium on that date, a Death Benefit Guarantee Grace Period of 30 days will begin. We will mail to you and any assignee a notice. That notice will warn you that you are in danger of losing the Death Benefit Guarantee and will tell you the amount of premium you need to pay to continue the Death Benefit Guarantee.



The Death Benefit Guarantee will be removed from the policy if the required premium is not paid by the end of the Death Benefit Guarantee Grace Period. You will receive a written notification of the change and the Death Benefit Guarantee will never again be available or in effect on the policy.

FORTIS BENEFITS INSURANCE COMPANY                                             19
--------------------------------------------------------------------------------


REINSTATEMENT -- Unless the policy has been surrendered for its Cash Surrender Value, the policy may be reinstated prior to the maturity date, provided:



(a) the insured alive at the end of the grace period is also alive on the date of reinstatement;



(b) You make your request in writing within five yearsfrom the date the policy lapsed;



(c) You submit to us satisfactory evidence of insurability;



(d) any policy Indebtedness is repaid or carried over to the reinstated policy; and



(e) You pay sufficient premium to (1) cover all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (2) keep your policy in force for two months after the date of reinstatement.



The Policy Value on the reinstatement date will reflect:



(a) the Cash Value at the time of termination; plus



(b) Net Premiums derived from premiums paid at the time of reinstatement; minus



(c) the Monthly Deduction Amounts that were due and unpaid during the policy Grace Period; plus



(d) the Surrender Charge at the time of termination.



The surrender charge will be based on the duration from the original policy date as though the policy had never lapsed.



TAXES

--------------------------------------------------------------------------------


GENERAL



Since federal tax law is complex, the tax consequences of purchasing this policy will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this policy is right for you.



Our general discussion of the tax treatment of this policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this policy cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this policy. For detailed information, you should consult with a qualified tax adviser familiar with your situation.



TAXATION OF FORTIS AND THE SEPARATE ACCOUNT



The Separate Account is taxed as a part of Fortis, which is taxed as a life insurance company under Part 1 of Subchapter L of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policy.



We do not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If we incur income taxes attributable to the Separate Account or determine that such taxes will be incurred, we may assess a charge for such taxes against the Separate Account.



INCOME TAXATION OF POLICY BENEFITS -- GENERALLY



For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the Beneficiary. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the
Section 7702 requirements.



There is some uncertainty as to the proper determination of the premium limits for purposes of section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in section 7702 or should be considered modified endowment contracts.



We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such changes.



There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable.



During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

20                                             FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------


If offered under this policy, a maturity date extension rider allows a policy owner to extend the maturity date to the date of the death of the insured. If the maturity date of the policy is extended by rider, we believe that the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled maturity date.



TAX DEFERRAL DURING ACCUMULATION PERIOD



Under existing provisions of the Code, except as described below, any increase in a policy owner's Investment Value is generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If the policy is surrendered or matures, the amount received will be includable in the policy owner's income to the extent that it exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a surrender, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously under the policy to the extent such amounts received were excluded from gross income. Whether partial withdrawals (or loan or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.



MODIFIED ENDOWMENT CONTRACTS



Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in
Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that either: (i) satisfies the Section 7702 definition of a life insurance contract, but fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).



A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, if there is a reduction in benefits under the policy within any seven-year test period, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the start of the seven-year test period. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.



A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).



All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.



Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.



We have instituted procedures to monitor whether a policy may become classified as a MEC.

FORTIS BENEFITS INSURANCE COMPANY                                             21
--------------------------------------------------------------------------------


ESTATE, GIFT AND GENERATION SKIPPING TRANSFER TAXES
ESTATE TAX -- GENERALLY



When the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the policy. If the policy owner was not the insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.



GENERATION SKIPPING TRANSFER TAX



Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.



ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001



The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repealed the federal estate tax and replaced it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repealed the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the unified credit exemption amount. For 2003, the maximum estate tax rate is 49% and the unified credit exemption amount is $1,000,000.



The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.



DIVERSIFICATION REQUIREMENTS



The Code requires that investments supporting your policy be adequately diversified. Code Section 817 provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.



The Treasury Department's diversification regulations require, among other things, that:



- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,



- no more than 70% is represented by any two investments,



- no more than 80% is represented by any three investments and



- no more than 90% is represented by any four investments.



In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.



A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.



We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all policies subject to the diversification requirements in a manner that will maintain adequate diversification.



OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT



In order for a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the policy owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.



The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the policy owner, such as the ability to select and control investments in a separate account, will cause the policy owner to be treated as the owner of the assets for tax purposes.



In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include

22                                             FORTIS BENEFITS INSURANCE COMPANY
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multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."



The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.



Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. We reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of assets in the separate account.



LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS



In January 2002, the IRS issued Notice 2002-8 concerning guidance on the federal tax treatment of split-dollar arrangements funded with life insurance contracts. Notice 2002-8 revoked Notice 2001-10, and announced that the IRS intended to provide comprehensive guidance on such arrangements in the form of proposed regulations that would be effective only for arrangements entered into after the date such regulations are published in final form. Notice 2002-8 outlined the rules expected in such proposed regulations, and provided revised interim guidance for determining the value of current life insurance protection that is provided in such arrangements, or in certain tax-qualified retirement arrangements, pending further IRS guidance and consideration of public comments requested by the IRS on Notice 2002-8.



Notice 2002-8 indicates that the proposed regulations are expected to require that the parties to a split-dollar arrangement be taxed under one of two mutually exclusive regimes. Under one regime, the economic benefits of such an arrangement generally would be treated as transfers to the benefited party, which could be subject to taxation under the rules of Code Section 61 or 83. Under the second regime, payments under the arrangement by its sponsor (e.g., an employer) generally would be treated as a series of loans to the benefited party, which could be subject to the rules, where applicable, of Code
Section 7872 (relating to below-market-interest-rate loans) or Code
Sections 1271-1275 (relating to original issue discount). In an employment-related arrangement, the proposed regulations are expected to provide that which regime applies is determined by which party is formally designated as the owner of the life insurance contract (i.e., the first regime applies if the employer is designated as such owner, and the second regime applies if the employee is designated as such owner). The same principles are expected to govern the tax treatment of split-dollar arrangements in other contexts, e.g., gift or corporate-shareholder contexts.



For arrangements entered into before the publication of final regulations, Notice 2002-8 provided some limited safe harbors from certain types of adverse tax treatment under certain circumstances, and stated that taxpayers may rely on the Notice (including a reasonable application of its outlined proposed rules) or on Notice 2001-10. Otherwise, Notice 2002-8 was unclear as to how current rules would apply to such arrangements, and stated that no inference should be drawn from the Notice regarding the appropriate tax treatment of such arrangements.



In July 2002 the IRS proposed the regulations referred in Notice 2002-8, and these regulations confirm that generally they would be effective only for arrangements entered into (or "materially modified") after the date on which these regulations are published in final form. The proposed regulations would define a "split-dollar life insurance arrangement" broadly to include (with certain exceptions) any arrangement between 2 or more parties involving a life insurance policy, where either (1) at least one party is entitled to recover any portion of the policy's premiums from the policy proceeds (e.g., as security for a loan to make a premium payment); or (2) the arrangement is entered into in connection with performance of services, and the employer (or recipient of services) pays directly or indirectly any portion of the premiums, and the beneficiary of any death benefit amount is designated by the employee (or service provider) or is any person whom such service provider would reasonably be expected to designate as the beneficiary; or (3) the arrangement is entered into between a corporation and one of its shareholders, and the corporation pays directly or indirectly any portion of the policy's premiums, and the beneficiary of any death benefit amount is designated by the shareholder or is any person whom such shareholder would reasonably be expected to designate as the beneficiary.



These proposed regulations also have rules that generally would designate only one party as the "owner" of such a policy for tax purposes, and then would require that the parties be taxed under one of two mutually exclusive regimes (i.e., an "economic benefit" regime or a "loan" regime), generally based on which party is this tax "owner." Under the economic benefit regime, the tax "owner" (e.g., an employer who provides an employee with rights in the policy under an endorsement to the policy) is treated generally as providing taxable economic benefits to a "non-owner." Under the loan regime, the tax "owner" (e.g., an employee who secures the rights of an employer to recover its premium payments or other advances with a collateral assignment of the policy) is treated generally as receiving one or more loans from a "non-owner" (e.g., for one or more premium payments on such "owner's" policy). Such a loan would be subject to rules under Code Section 7872 for loans that do not have a fair market value rate of interest. These proposed regulations also would require that the parties fully and consistently account for all amounts under either regime, and would provide for comparable or collateral rules for donor/donee and corporations/shareholder arrangements.



Consequently, if you are currently a party to any such arrangement or are considering participating in such an arrangement, it would be advisable for you to consult with a qualified tax advisor concerning the tax treatment of such an arrangement.

FORTIS BENEFITS INSURANCE COMPANY                                             23
--------------------------------------------------------------------------------


FEDERAL INCOME TAX WITHHOLDING



If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the Code.



NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES



If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.



LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS



The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.



LEGAL PROCEEDINGS

--------------------------------------------------------------------------------


There are no pending material legal proceedings to which the Underwriter or Separate Account is a party.

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24                                             FORTIS BENEFITS INSURANCE COMPANY
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GLOSSARY OF SPECIAL TERMS



CASH SURRENDER VALUE: the Cash Value less all Indebtedness.



CASH VALUE: the Policy Value less any applicable Surrender Charges.



FACE AMOUNT: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.



FIXED ACCOUNT: part of our general account to which all or a portion of the Policy Value may be allocated.



FUNDS: the registered open-end management companies in which assets of the Separate Account may be invested.



INDEBTEDNESS: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.



LOAN ACCOUNT: an account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.



MONTHLY ACTIVITY DATE: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.



NET PREMIUM: the amount of premium credited to Policy Value. It is premium paid minus the sales load and premium tax charge taken directly from the premium, if any.



POLICY VALUE: the total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.



SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.



SUB-ACCOUNT: the subdivisions of the Separate Account.



SURRENDER CHARGE: a charge that may be assessed if you surrender your policy.



VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading.



WE, US, OUR: Fortis Benefits Insurance Company.



YOU, YOUR: the owner of the policy.

FORTIS BENEFITS INSURANCE COMPANY                                             25
--------------------------------------------------------------------------------


WHERE YOU CAN FIND MORE INFORMATION



You can call us at 1-800-800-2000 ext. 3028 to ask us questions, or to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it.



We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 450 Fifth Street, N.W., Washington, DC 20549-0102. Please call the SEC at 1-800-942-8090 for further information. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.



Variable Account C's Investment Company Act file number: 811-04613

FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION
FORTIS WALL STREET SERIES VUL 500
VARIABLE LIFE INSURANCE
VARIABLE ACCOUNT C
FORTIS BENEFITS INSURANCE COMPANY



This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-800-2000 ext. 3028.



DATE OF PROSPECTUS: MAY 1, 2003
DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2003

2                                              FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------


TABLE OF CONTENTS



                                                                           PAGE
                                                                           ----
 GENERAL INFORMATION AND HISTORY
 ------------------------------------------------------------------------------
 SERVICES
 ------------------------------------------------------------------------------
 EXPERTS
 ------------------------------------------------------------------------------
 DISTRIBUTION OF THE POLICIES
 ------------------------------------------------------------------------------
 ADDITIONAL INFORMATION ABOUT CHARGES
 ------------------------------------------------------------------------------
 PERFORMANCE DATA
 ------------------------------------------------------------------------------
 FINANCIAL STATEMENTS
 ------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION                                            3
--------------------------------------------------------------------------------


GENERAL INFORMATION AND HISTORY



Fortis Benefits Insurance Company ("Fortis") is the issuer of the contracts. Fortis is a Minnesota corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis is an indirectly wholly owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis N.V. and 50% by Fortis FA/NV. Fortis, Inc. manages the United States operations for these two companies.



Fortis N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis FA/NV is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis N.V. and Fortis FA/ NV have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking, financial services, and real estate development in the Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.



All of the guarantees and commitments under the contracts are general obligations of Fortis, regardless of whether you have allocated the contract value to the Separate Account or to the Fixed Accumulation Feature. None of Fortis' affiliated companies has any legal obligation to back Fortis' obligations under the contracts.



On January 25, 2001, Fortis, Inc., the parent company of Fortis entered into an agreement with Hartford Life and Annuity Insurance Company ("Hartford") to co-insure the obligations of Fortis under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.



VARIABLE ACCOUNT C was established as a separate account under Minnesota law on March 13, 1986. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.



SERVICES

--------------------------------------------------------------------------------


SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Fortis. The assets are kept physically segregated and are held separate and apart from the general corpo-



rate assets of Fortis. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.



EXPERTS

--------------------------------------------------------------------------------


The financial statements of Fortis Benefits Insurance Company at December 31, 2000 and for the year then ended, and the statement of net assets of Fortis Benefits Insurance Company Variable Account C at December 31, 2000 and the related statements of operations and changes in net assets for the period ended December 31, 2000, appearing in the Prospectus and Registration Statement have been audited by PricewaterhouseCoopers LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such authority as experts in accounting and auditing. The financial statements of Fortis Benefits Insurance Company at December 31, 1999 and for each of the two years in the period ended December 31, 1999 and the statements of operations and changes in net assets of Fortis Benefits Variable Account C for the period ended December 31, 1999 appearing in the Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such authority as experts in accounting and auditing.



DISTRIBUTION OF THE POLICIES

--------------------------------------------------------------------------------


Woodbury Financial Services, Inc. ("Woodbury Financial") is the principal underwriter of the policies. Its principal office is 500 Bielenberg Drive, Woodbury, MN 55125. Woodbury Financial is a Minnesota Corporation organized March 15, 1968. Woodbury Financial is an indirect subsidiary of the The Hartford Financial Services Group, Inc. It is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").



Fortis has an agreement with Woodbury Financial for promotion and distribution of the policies. Woodbury Financial has sales agreements with its registered representatives, as well as various broker-dealers and banks under which the policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.



As compensation for selling the policies, Fortis Benefits will pay Woodbury Financial 110.5% of the premiums paid up to the first twelve recommended monthly minimum premiums, 4% of all

4                                              FORTIS BENEFITS INSURANCE COMPANY
--------------------------------------------------------------------------------

other premiums paid during the first six years of the policy and 2% of all premiums in excess of the target amount paid in policy years seven through ten. We also pay Woodbury Financial .25% of unloaned Policy Value annually as a service fee from the eleventh policy year. We also pay a general marketing allowance to Woodbury Financial not to exceed an amount agreed to in advance by Fortis Benefits and Woodbury Financial.



Woodbury Financial pays compensation not in excess of these amounts to other broker-dealers and banks who sell the policies. Fortis Benefits may pay alternative amounts for sales of the policies under a flexible compensation plan, but the maximum value of any alternative amounts we pay is expected to be equivalent over time to the amounts described above.



We pay a comparable amount of compensation for any increase of $25,000 or more in the Face Amount of coverage that you request. In addition, we may pay expense allowances, bonuses, wholesaler fees and training allowances.



We pay the compensation from our own resources. These payments do not result in any additional charge to you that is not described in the prospectus. Each broker-dealer firm or bank, in turn compensates its registered representative or employee who acts as agent in selling you a policy.



ADDITIONAL INFORMATION ABOUT CHARGES

--------------------------------------------------------------------------------


PURPOSE OF OUR CHARGES -- The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks we assume and services that we provide under the policies. These include mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay); investment risks (such as the risk that adverse investment performance will make it more costly for us to provide the guaranteed death benefit or reduce the amount of our charge fee revenues below what we anticipate); sales risks (such as the risk that the number of policies we sell and the premiums we receive, net of withdrawals, are less than we expect thereby depriving us of expected economies of scale); regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and expense risks (such as the risk that the costs of administrative services that the policies require us to provide will exceed what we currently project).



If the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise we will incur a loss.



The monthly policy issuance expense charge is primarily intended to defray expenses incurred in underwriting and processing applications, and in issuing the policies. The monthly administrative charge that we deduct has been designed primarily to compensate us for the continuing administrative functions we perform in connection with the policies. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the policies as insured persons die.



Any excess from the charges discussed in the preceding paragraph, as well as revenues from the premium tax and sales expense charge, and from the daily charge for mortality and expense risks, are primarily intended (a) to defray other unreimbursed administrative expenses, costs of paying sales commissions and other marketing expenses for the policies, and costs of paying death claims if the mortality experience of insured persons is worse than we expect), (b) to compensate us for the risks we assume under the policies, or (c) to compensate us for state and local taxes we have to pay when we receive a premium from you, as well as similar federal taxes we incur as a result of premium payments or
(d) otherwise to be retained by us as profit. The surrender charge has also been designed primarily for these purposes.



Although the preceding paragraphs describe the primary purposes for which charges under the policies have been designed, these distinctions are imprecise and subject to considerable change over the life of a policy. We have full discretion to retain or use the revenues from any charge or charge increase for any purpose, whether or not related to the policies.



CHANGE OF SMOKER STATUS -- If the person insured under your policy is a smoker, you may apply to us for an improved risk class if the insured person meets our then applicable requirements for demonstrating that he or she has ceased smoking for a sufficient period. Any change from smoker to non-smoker risk class will take effect on the next monthly anniversary, and the non-smoker rates for the coverage under the policy will be applied retroactively for the 12 months prior to the date of the change.



GENDER NEUTRAL POLICIES -- Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and smoker status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a policy in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.



COST OF INSURANCE RATES -- Because of face amount increases, different cost of insurance rates may apply to different increments of face amount under your policy. If so, we attribute your policy value in proportion to the increments of face amount in order to compute our net amount at risk at each cost of insurance rate.

STATEMENT OF ADDITIONAL INFORMATION                                            5
--------------------------------------------------------------------------------


PERFORMANCE DATA



We may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.



The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the sales charge, premium tax charge, cost of insurance, monthly administrative charge, death benefit guarantee charge, and any rider charges. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and Policy Value. All of these policy charges will have a significant impact on your policy's Policy Value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.



Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

                                     PART C

                                OTHER INFORMATION

Item 27. Exhibits

     (a) Resolution of the Board of Directors of Fortis Benefits Insurance Company ("Fortis") authorizing the establishment of the Separate Account.(1)

     (b)  Not Applicable.

     (c)  Principal Underwriter and Servicing Agreement.(1)

     (d)  Form of Variable Life Insurance Policy.(2)

     (e)  Form of Application for Variable Life Insurance Policy.(1)

     (f)  Articles of Incorporation of Fortis(3) and Bylaws of Fortis(3)

     (g)  Form of Reinsurance Contract.(3)

     (h)  Form of Participation Agreement.(3)

     (i)  Not Applicable.

     (j)  Not Applicable.

     (k) Opinion and consent of Douglas R. Lowe, corporate counsel of Fortis Benefits Insurance Company.

     (l)  Not Applicable.

     (m)  Not Applicable.

     (n)  Not Applicable.

     (o)  No financial statement will be omitted.

     (p)  Not Applicable.

-------------
  (1) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement File No. 33-65243 filed with the Commission on April 22, 2002.
  (2) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement File No. 33-48266 filed with the Commission on April 29, 1996.
  (3) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement File No. 333-79701 filed with the Commission on April 19, 2002.

     (q)  Memorandum describing transfer and redemption procedures.(1)

     (r)  Copy of Power of Attorney.

     (s)  Organizational Chart.(2)

Item 28. Officers and Directors.

NAME AND ADDRESS                POSITION AND OFFICES WITH DEPOSITOR
---------------------------------------------------------------------------------------
Robert Brian Pollock (1)        President, and Chief Executive Officer
---------------------------------------------------------------------------------------
Benjamin Cutler (1)             Executive Vice President
---------------------------------------------------------------------------------------
Michael John Peninger (3)       Executive Vice President (President - Group Nonmedical)
---------------------------------------------------------------------------------------
J. Kerry Clayton (1)            Chairman of the Board, Director
---------------------------------------------------------------------------------------
Arie Aristide Fakkert (2)       Director
---------------------------------------------------------------------------------------
A.W. Feagin (4)                 Director
---------------------------------------------------------------------------------------
Lesley Silvester (1)            Director
---------------------------------------------------------------------------------------
Larry M. Cains (1)              Treasurer
---------------------------------------------------------------------------------------

(1) Address: Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005.
(2) Address: Fortis, Archmideslaan 6, 3500 GA Utrecht, The Netherlands.
(3) Address: 2323 Grand Avenue, Kansas City, MO 64108.
(4) Address: 10 Glenlake Parkway NE, Suite 500, Atlanta, GA 30328

Item 29. Persons Controlled By or Under Common Control with the Depositor or Registrant

         See Item 27, Exhibit  27(s).

Item 30: Indemnification

         Fortis Benefit's By-Laws provide for indemnity and payment of expenses of Fortis Benefits's officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Minnesota law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that he reasonably believed to be in the best interests of the Company and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.

-------------
  (1) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement File No. 33-65243 filed with the Commission on May 29, 1996.
  (2) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement File No. 333-79701 filed with the Commission on April 19, 2002.

         There are agreements in place under which the underwriter and affiliated persons of the Registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the Contracts; provided however, that so such indemnity will be made to the underwriter or affiliated persons of the Registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

         (a) Woodbury Financial Services, Inc. acts as the principal underwriter for the following registered investment companies:

         First Fortis Life Insurance Company - Separate Account A
         Fortis Benefits Insurance Company - Variable Account C
         Fortis Benefits Insurance Company - Variable Account D

         (b) Officers and Directors of Woodbury Financial Services, Inc.:

         NAME AND PRINCIPAL BUSINESS ADDRESS        TITLE
         -----------------------------------        -----
         Robert Kerzner**                           Director, Chief Executive Officer and President
         Richard Fergesen*                          Chief Financial Officer, Treasurer and Financial Principal
         Walter White*                              Director, Senior Vice President of Operations and
                                                    Operations Principal
         Brian Murphy*                              Vice President
         Mark Cadalbert*                            Chief Compliance Officer
         Sarah Harding*                             Assistant Secretary
         Lois Grady*                                Director

-------------
         *   Address: 500 Bielenberg Drive, Woodbury, MN 55125.
         **  200 Hopmeadow Street, Simsbury CT 06089

         (c)  None.

Item 32. Location of Accounts and Records

The accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the following:

Fortis Benefits Insurance Company:            576 Bielenberg Drive, Woodbury, MN 55125
Woodbury Financial Services, Inc.:            500 Bielenberg Drive, Woodbury, MN 55125
Hartford Administrative Services Company      500 Bielenberg Drive, Woodbury, MN 55125

Item 33. Management Services

         Effective April 1, 2001, Fortis contracted the administrative servicing obligations for the contracts to Hartford Life and Annuity Insurance Company ("Hartford Life"), a subsidiary of The Hartford Financial Services Group. Although Fortis remains responsible for all contract terms and conditions, Hartford Life is responsible for servicing the contracts, including the payment of benefits, oversight of investment management of the assets supporting the fixed account portion of the contract and overall contract administration. This was part of a larger transaction whereby Hartford Life reinsured all of the individual life insurance and annuity business of Fortis.

Item 34. Representation of Reasonableness of Fees

         Fortis hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Fortis.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Town of Simsbury, and State of Connecticut on this 13th day of February, 2003.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
(Registrant)

By: Robert B. Pollock                     *By:  /s/ Marianne O'Doherty
    --------------------------------       --------------------------------
    Robert B. Pollock, President*                   Marianne O'Doherty
                                                    Attorney-In-Fact

FORTIS BENEFITS LIFE INSURANCE COMPANY
(Depositor)

By: Robert B. Pollock
    --------------------------------
    Robert B. Pollock, President*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

J. Kerry Clayton
    Chairman of the Board*
Arie Aristide Fakkert
    Director*
Alan W. Feagin
    Director*
Robert Brian Pollock                         *By: /s/ Marianne O'Doherty
    President and Director                        ------------------------------
    Chief Executive Officer*                          Marianne O'Doherty
Michael John Peninger                                 Attorney-in-Fact
    Director*
Larry M. Cains                               Date: February 13, 2003
    Treasurer, Principal Accounting
    Officer, and Principal Financial Officer*
Lesley Silvester
    Director*


33-48266

                                  EXHIBIT INDEX

27(k)   Opinion and Consent of Douglas R. Lowe, corporate counsel of
        Fortis Benefits Insurance Company.

27(r)   Copy of Power of Attorney.